                                                                    Exhibit 10.8


           FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                                      AND
                     FIRST AMENDMENT TO SECURITY AGREEMENT

                               October 21, 1999

          Reference is made to (i) that certain Debtor-in-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among VENCOR, INC., a Delaware corporation ("Vencor"), and VENCOR OPERATING, INC., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and EACH OF VENCOR'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES THEREOF, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as "Borrowers"); THE LENDERS LISTED ON THE SIGNATURE PAGES THEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"); MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as arranger (in such capacity, "Arranger"), collateral agent and administrative agent for the Lenders, and as an issuing bank for Letters of Credit thereunder, and (ii) that certain Security Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "Security Agreement"), among the Borrowers, the Subsidiary Guarantor and Morgan Guaranty Trust Company of New York, as collateral agent (in such capacity, "Collateral Agent"). Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in either the DIP Credit Agreement or Security Agreement, as appropriate.

          Borrowers and Lenders desire to amend the DIP Credit Agreement to: (i) provide for the ability of the Borrowers to post cash or make deposits with bonding companies for the issuance of bonds necessitated by either regulatory or judicial requirements for an aggregate amount of $5,000,000, and (ii) comply with the terms of Section 5.13 of the DIP Credit Agreement. Accordingly, Borrowers and the undersigned Lenders hereby agree that:

          1.   the definition of "Permitted Encumbrances" set forth in Section
1.01 of the DIP Credit Agreement is hereby amended by (i) deleting the "and" at the end of subparagraph (b) thereof; (ii) deleting the "." immediately after subparagraph (c) thereof, and substituting therefor "; and"; and (iii) adding a new subparagraph (d) at the end thereof as follows:

     "    (d)  any other Liens incurred in the ordinary course of business in connection with any obligation of any Vencor Company to post cash or make deposits with any bonding company for the issuance of bonds necessitated by either regulatory or judicial requirements in an aggregate amount of up to $5,000,000.";

          2. Section 2.05(a)(i) of the DIP Credit Agreement is hereby amended by adding immediately after the reference to "$15,000,000" and before the semi-colon, the phrase "(less any amounts posted in cash or deposited with any bonding company by any Vencor Company as permitted under subparagraph (d) of the definition of Permitted Encumbrances)"; and

          3. Section 5.13 of the DIP Credit Agreement is hereby amended by deleting in its entirety and substituting therefor the following:

          "Section 5.13  Government Settlement.  The Borrowers shall
                         ---------------------
     cause all existing disputes with the United States with respect to Medicare and/or under the False Claims Act to be settled in a manner satisfactory to Determining Lenders by the close of business on Monday, November 29, 1999 or such later date that Determining Lenders may otherwise consent to (such date, in any event, being the "Default Date"). Notwithstanding anything to the contrary herein, failure to cause such disputes to be so settled by the Default Date shall be deemed a Material Adverse Effect and an immediate Event of Default on such Default Date for all purposes hereunder and under the other Financing Documents."

          Borrowers, Subsidiary Guarantor and Lenders further desire to amend the Security Agreement to reflect the provisions of the Borrowing Order which require all proceeds of the Collateral to be held in trust by the Borrowers, or any of their successors or assigns, for the benefit of the Secured Parties. Accordingly, Borrowers, Subsidiary Guarantor and the undersigned Lenders hereby agree that Section 12 of the Security Agreement is hereby amended by adding immediately after subsection (d) thereof a new subsection (e) as follows:

          "(e) Upon the giving of the Enforcement Notice, without limiting any of the rights or remedies of the Collateral Agent, or any Secured Party, to collect directly from any account debtor or obligor, including the U.S. (as defined in the Interim Borrowing Order), all proceeds of the Collateral received by any Lien Grantor or any successors or assigns, including any trustee appointed or elected in any Chapter 11 Case or any superseding chapter 7 cases, shall be held in trust for the Collateral Agent for the benefit of the Secured Parties."

          On and after the First Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement and the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to such DIP Credit Agreement or Security Agreement, respectively, and each reference in the other Financing Documents to the "DIP Credit Agreement" or "Security Agreement", "thereunder", "thereof" or words of like import referring to such DIP Credit Agreement or Security Agreement, as the case may be, shall mean and be a reference to such DIP Credit Agreement or Security Agreement, as the case may be, as amended by this Amendment (such DIP Credit Agreement and Security Agreement, as so amended, being the "Amended Agreements"). Except as specifically amended by this Amendment, the DIP Credit Agreement, Security Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under the DIP Credit Agreement, Security Agreement or any of such other Financing Documents.

          In order to induce Lenders to enter into this Amendment, each Borrower and Subsidiary Guarantor (for purposes of this paragraph only, hereinafter collectively referred to as the Lien Grantors, as defined in the Security Agreement), by its execution of a counterpart of this Amendment, represents and warrants that (a) such Lien Grantor has the corporate power and authority and all material governmental licenses, authorizations, consents, registrations and approvals required to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreements, (b) the execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate action on the part of such Lien Grantor, (c) the execution and delivery by such Lien Grantor of this Amendment and the performance by such Lien Grantor of the Amended Agreements do not and will not (i) contravene any provision of such Lien Grantor's charter, articles or certificate of incorporation or by-laws, any unanimous agreement of all the shareholders of such Lien Grantor or any applicable United States federal law, or any applicable law of any state, or any other jurisdiction in which such Lien Grantor's material assets are located,
(ii) constitute, or result in a breach of, or a default under, or be in conflict with, any material deed, indenture, mortgage, franchise, license, judgment, agreement or instrument to which such Lien Grantor is a party or by which such Lien Grantor is bound, (iii) result in any Lien on any of such Lien Grantor's property or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any document referred to in clause (iii) above,
(d) the execution and delivery by such Lien Grantor of this Amendment and the performance by such Lien Grantor of the relevant Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or regulatory body, (e) this Amendment and the Amended Agreements have been duly executed and delivered by such Lien Grantor and are the legally valid and binding obligations of such Lien Grantor, enforceable against such Lien Grantor in accordance with their respective terms, (f) for purposes of the Borrowing Order (i) this Amendment constitutes a non-material modification of the DIP Credit Agreement, the Security Agreement and the Financing Documents, and (ii) notice of this Amendment has been given to and received by the Committee (as defined in the Borrowing Order), (g) with respect to the Borrowers, after giving effect to this Amendment, the representations and warranties contained in Article 4 of the DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, (h) with respect to the Borrowers and the Subsidiary Guarantor, after giving effect to this Amendment, the representations and warranties contained in
Section 2 of the Security Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (i) after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective (the date of such effectiveness being the "First Amendment Effective Date") with respect to the DIP Credit Agreement and the Security Agreement upon the execution of a counterpart hereof by the Borrowers, the Subsidiary Guarantor and Required Lenders and receipt by the Borrowers, the Subsidiary Guarantor and Agent of written or telephonic notification of such execution and authorization of delivery thereof; provided that, in addition to
                                                 --------
the foregoing conditions to effectiveness, the amendment to Section 5.13 of the DIP Credit Agreement set forth in numbered paragraph 3 above shall become effective upon the execution and delivery of a counterpart hereof by Determining Lenders.

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                 [Remainder of page intentionally left blank]

BORROWERS:
                    Advanced Infusion Systems, Inc.
                    American X-Rays, Inc.
                    C.P.C. of Louisiana, Inc.
                    Community Behavioral Health System, Inc.
                    Community Psychiatric Centers of Arkansas, Inc.
                    Community Psychiatric Centers of California
                    Community Psychiatric Centers of Florida, Inc.
                    Community Psychiatric Centers of Idaho, Inc.
                    Community Psychiatric Centers of Indiana, Inc.
                    Community Psychiatric Centers of Kansas, Inc.
                    Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                    Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                    Community Psychiatric Centers of Utah, Inc.
                    Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma, Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                    CPC Investment Corp.
                    CPC Managed Care Health Services, Inc.
                    CPC of Georgia, Inc.
                    CPC Properties of Arkansas, Inc.
                    CPC Properties of Illinois, Inc.
                    CPC Properties of Indiana, Inc.
                    CPC Properties of Kansas, Inc.
                    CPC Properties of Louisiana, Inc.
                    CPC Properties of Mississippi, Inc.
                    CPC Properties of Missouri, Inc.
                    CPC Properties of North Carolina, Inc.
                    First Rehab, Inc.
                    Florida Hospital Properties, Inc.
                    Health Care Holdings, Inc.
                    Health Care Technology, Inc.
                    Helian ASC of Northridge, Inc.
                    Helian Health Group, Inc.
                    Helian Recovery Corporation
                    Homestead Health Center, Inc.
                    Horizon Healthcare Services, Inc.

                    Interamericana Health Care Group
                    J.B. Thomas Hospital, Inc.
                    Lafayette Health Care Center, Inc.
                    MedEquities, Inc.
                    Medisave of Tennessee, Inc.
                    Medisave Pharmacies, Inc.
                    Old Orchard Hospital, Inc.
                    Palo Alto Surgecenter Corporation
                    Peachtree-Parkwood Hospital, Inc.
                    PersonaCare, Inc.
                    PersonaCare Living Center of Clearwater, Inc.
                    PersonaCare of Bradenton, Inc.
                    PersonaCare of Clearwater, Inc.
                    PersonaCare of Connecticut, Inc.
                    PersonaCare of Georgia, Inc.
                    PersonaCare of Huntsville, Inc.
                    PersonaCare of Little Rock, Inc.
                    PersonaCare of Ohio, Inc.
                    PersonaCare of Owensboro, Inc.
                    PersonaCare of Pennsylvania, Inc.
                    PersonaCare of Pompano East, Inc.
                    PersonaCare of Pompano West, Inc.
                    PersonaCare of Reading, Inc.
                    PersonaCare of San Antonio, Inc.
                    PersonaCare of San Pedro, Inc.
                    PersonaCare of Shreveport, Inc.
                    PersonaCare of St. Petersburg, Inc.
                    PersonaCare of Warner Robbins, Inc.
                    PersonaCare of Wisconsin, Inc.
                    PersonaCare Properties, Inc.
                    ProData Systems, Inc.
                    Recovery Inns of America, Inc.
                    Respiratory Care Services, Inc.
                    Stamford Health Facilities, Inc.
                    THC-Chicago, Inc.
                    THC-Hollywood, Inc.
                    THC-Houston, Inc.
                    THC-Minneapolis, Inc.
                    THC-North Shore, Inc.
                    THC-Orange County, Inc.
                    THC-San Diego, Inc.
                    THC-Seattle, Inc.
                    TheraTx Healthcare Management, Inc.
                    TheraTx Health Services, Inc.
                    TheraTx Management Services, Inc.
                    TheraTx Medical Supplies, Inc.

                    TheraTx Rehabilitation Services, Inc.
                    TheraTx Staffing, Inc.
                    Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                    Tunstall Enterprises, Inc.
                    VC-OIA, Inc.
                    VC-TOHC, Inc.
                    VC-WM, Inc.
                    Vencare, Inc.
                    Vencare Rehab Services, Inc.
                    Vencor Facility Services, Inc.
                    Vencor Holdings, L.L.C.
                    Vencor Home Care Services, Inc.
                    Vencor Hospice, Inc.
                    Vencor Hospitals East, L.L.C.
                    Vencor Hospitals West, L.L.C.
                    Vencor, Inc.
                    Vencor Insurance Holdings, Inc.
                    Vencor Investment Company
                    Vencor Nevada, L.L.C.
                    Vencor Nursing Centers East, L.L.C.
                    Vencor Nursing Centers Central L.L.C.
                    Vencor Nursing Centers North, L.L.C.
                    Vencor Nursing Centers South, L.L.C.
                    Vencor Nursing Centers West, L.L.C.
                    Vencor Operating, Inc.
                    Vencor Pediatric Care, Inc.
                    Vencor Provider Network, Inc.
                    Ventech Systems, Inc.

                          by: Vencor Operating, Inc., as agent and attorney-in-
                              fact for each of the foregoing entities

                              By: /s/ Richard A. Schweinhart
                                  ----------------------------------------------
                                  Name: Richard A. Schweinhart
                                  Title: Chief Financial Officer

                         Stamford Health Associates, L.P.

                         by: Stamford Health Facilities, Inc., Its General
                               Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         Vencor Home Care and Hospice Indiana Partnership

                         by: Vencor Home Care Services, Inc., Its General
                               Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         by: Vencor Hospice, Inc., Its General Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         Vencor Hospitals Limited Partnership

                         by: Vencor Operating, Inc., Its General Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         by: Vencor Nursing Centers Limited Partnership,
                               Its General Partner

                             by: Vencor Operating, Inc., Its General
                                 Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         Vencor Nursing Centers Central Limited Partnership

                         by: Vencor Operating, Inc., Its General Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         by: Vencor Nursing Centers Limited Partnership, Its
                              General Partner

                         by: Vencor Operating, Inc., Its General Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         Vencor Nursing Centers Limited Partnership

                         by: Vencor Operating, Inc., Its General Partner

                               By: /s/ Richard A. Schweinhart
                                   ---------------------------------------------
                               Name: Richard A. Schweinhart
                               Title: Chief Financial Officer

                         by: Vencor Hospitals Limited Partnership,
                         Its General Partner

                             by: Vencor Operating, Inc., Its General Partner

                                By: /s/ Richard A. Schweinhart
                                    --------------------------------------------
                                Name: Richard A. Schweinhart
                                Title: Chief Financial Officer

SUBSIDIARY GUARANTOR:

                              CARIBBEAN BEHAVIORAL HEALTH SYSTEMS, INC.


                              By: /s/ Richard A. Schweinhart
                                  ----------------------------------------------
                              Name: Richard A. Schweinhart
                              Title: Chief Financial Officer

AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By: /s/ Houston A. Stebbins
                             -----------------------
                                 Name: Houston A. Stebbins
                                 Title: Vice President

                         ABLECO FINANCE LLC, as a Lender


                         By: /s/ Kevin Genda
                             ---------------------------------------------------
                             Name: Kevin Genda
                             Title: Chief Credit Officer

                         APPALOOSA INVESTMENT LIMITED PARTNERSHIP I, as a Lender


                         By: /s/ Ronald M. Goldstein
                             ---------------------------------------------------
                             Name: Ronald M. Goldstein
                             Title: Chief Financial Officer

                         BANKERS TRUST COMPANY, as a Lender


                         By: /s/ Kevin Driscoll
                             ---------------------------------------------------
                             Name: Kevin Driscoll
                             Title: Director

                         CHASE SECURITIES INC, AS AGENT FOR THE CHASE MANHATTAN BANK, as a Lender


                         By: /s/ Howard J. Golden
                             ---------------------------------------------------
                             Name: Howard J. Golden
                             Title: Authorized Signatory

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender


                         By: /s/ Mark Denatale
                             ---------------------------------------------------
                             Name: Mark Denatale
                             Title:

                         PARIBAS, as a Lender


                         By: /s/ Albert A. Young, Jr.
                             ---------------------------------------------------
                             Name: Albert A. Young, Jr.
                             Title: Director


                         By: /s/ Amy Kirschner
                             ---------------------------------------------------
                             Name: Amy Kirschner
                             Title: Vice President

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                         By: VAN KAMPEN INVESTMENT ADVISORY CORP.


                             By: /s/ Douglas J. Smith
                                 -----------------------------------------------
                             Name: Douglas J. Smith
                             Title: Vice President

                         FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                              By: ______________________________________________
                                  Name:
                                  Title:

                         FRANKLIN FLOATING RATE TRUST, as a Lender



                              By: ______________________________________________
                                  Name:
                                  Title: